SCUDDER
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Scudder
Latin America Fund

Fund #074

Annual Report
October 31, 1999

The fund seeks long-term capital appreciation.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
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            4      Letter from the Fund's President

            6      Performance Update

            8      Portfolio Summary

           10      Portfolio Management Discussion

           16      Glossary of Investment Terms

           17      Investment Portfolio

           20      Financial Statements

           23      Financial Highlights

           24      Notes to Financial Statements

           29      Report of Independent Accountants

           30      Tax Information

           31      Officers and Directors

           32      Investment Products and Services

           34      Scudder Solutions


2 SCUDDER LATIN AMERICA FUND

Scudder Latin America Fund
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ticker symbol SLAFX                                              fund number 074
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Date of Inception:
12/8/92

                  o Latin American stock markets have risen in the past year on the strength of an improved growth outlook, lower-than- expected inflation, and falling interest rates. However, ongoing concerns over potential problems in the political and economic realms put a damper on returns in recent months.

Total Net Assets as of 10/31/99:
$449 million

                  o Fund management continues to focus on established companies with reliable cash flows, strong balance sheets, and skilled management teams. Although companies that fit these criteria generally underperformed during the period, the fund's investment discipline remains unchanged.

                  o Management has maintained the fund's weighting in consumer stocks and fixed-line telecommunications companies, but has sharply reduced its position in utilities.


                                                    SCUDDER LATIN AMERICA FUND 3

Letter from the Fund's President
--------------------------------------------------------------------------------

[PHOTO]

Nicholas Bratt,
President,
Scudder Latin America
Fund

Dear Shareholders,

Over the past year, the overseas equity markets have staged a powerful resurgence off of last autumn's lows. Stocks in Latin America have participated in this rally, but a variety of region-specific concerns have limited the extent to which the markets have rebounded. Elections, continued sluggishness in the regional economy, and Brazil's ongoing deficit problem have all weighed on the markets at different points during the year. In our view, these difficulties have presented attractive investment opportunities by preventing value from being recognized on the individual company level. The management of Scudder Latin America Fund seeks to capitalize on these opportunities by investing in companies with stable cash flows, favorable growth prospects, and management teams that have demonstrated the ability to grow profits even in times of crisis.

Over time, this strategy has served the fund well. During the three years ended October 31, the fund was ranked in the upper 23rd percentile of Latin America funds, according to Lipper Analytical Services. Over the five years ended on the same date, the fund was ranked in the top 30th percentile.(1) Although the fund has underperformed this year, we believe that the longer term numbers are a result of management's focus on the highest quality companies in the Latin markets. For more information on the recent market environment and the fund's investment strategy,


4 SCUDDER LATIN AMERICA FUND
please turn to the letter from the portfolio management team that begins on page 10.

Finally, it should be noted that Daniel Pierce retired in June of this year as President of Scudder Latin America Fund, at which time I assumed that role and its responsibilities. We are fortunate that Dan's longstanding affiliation with Scudder is ongoing, and that we will continue to benefit from his counsel going forward. I am pleased to join the Latin America Fund's team in this capacity, and look forward to serving your interests.

Thank you for your continued investment in Scudder Latin America Fund. If you have any questions about your investment, please call Scudder Investor Information at 1-800-SCUDDER (1-800-728-3337), or visit our website at www.scudder.com.

Sincerely,

Nicholas Bratt
President,
Scudder Latin America Fund

(1) Source: Lipper Analytical Services, Inc. Lipper Analytical Services, Inc., is an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains. For the period ended October 31, 1999, Scudder Latin America Fund's Lipper ranking was 32 out of 49 Latin American funds for the one-year period, 8 out of 35 funds for the three-year period, 6 out of 19 for the five-year period.


                                                    SCUDDER LATIN AMERICA FUND 5

Performance Update
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                                                                October 31, 1999

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE.

LINE CHART DATA:

                    Scudder                IFC Latin America
                 Latin America          Investable Total Return
                     Fund                      Index*

12/92**             10000                       10000
  '93               14728                       13041
  '94               19651                       18352
  '95               13567                       11480
  '96               17407                       13691
  '97               21455                       16796
  '98               17114                       11700
  '99               18992                       14403


                     Yearly Periods ended October 31

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Fund Index Comparison
--------------------------------------------------------------------------------

                                                           Total Return
                              Growth of                                  Average
Period ended 10/31/1999        $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Scudder Latin America Fund
--------------------------------------------------------------------------------
1 year                        $ 11,097               10.97%              10.97%
5 year                        $  9,664               -3.36%              -0.68%
Life of Fund**                $ 19,783               97.83%              10.40%
--------------------------------------------------------------------------------
IFC Latin America Investable Total Return Index*
--------------------------------------------------------------------------------
1 year                        $ 12,310               23.10%              23.10%
5 year                        $  7,848              -21.52%              -4.73%
Life of Fund**                $ 14,403               44.03%               5.48%

* The IFC Latin America Investable Total Return Index is prepared by International Finance Corporation. It is an unmanaged, market capitalization-weighted representation of stock performance in seven Latin American markets, and measures the returns of stocks that are legally and practically available to investors. Unlike Fund returns, Index returns do not reflect fees or expenses.

** The Fund commenced operations on December 8, 1992. Index comparisons begin December 31, 1992.


6 SCUDDER LATIN AMERICA FUND
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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Returns Per Share Information
--------------------------------------------------------------------------------

                         Yearly Periods ended October 31

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE, ILLUSTRATING
THE FUND TOTAL RETURN AND INDEX TOTAL RETURN* BELOW.


                    1993***   1994     1995     1996    1997     1998      1999
--------------------------------------------------------------------------------
Fund Total
Return (%)          53.42***  33.43   -30.96    28.31   23.25   -20.23    10.97

Index Total
Return (%)          28.72     48.17   -37.44    19.26   22.68   -30.34    23.10

Net Asset
Value ($)           18.41     24.44    16.22    20.63   25.12    19.02    19.95

Income
Dividends ($)         --        .06       --      .15     .26      .25      .37

Capital Gains
Distributions ($)     --        .06      .73       --      --     1.14      .64

* The IFC Latin America Investable Total Return Index is prepared by International Finance Corporation. It is an unmanaged, market capitalization-weighted representation of stock performance in seven Latin American markets, and measures the returns of stocks that are legally and practically available to investors. Unlike Fund returns, Index returns do not reflect fees or expenses.

** The Fund commenced operations on December 8, 1992. Index comparisons begin December 31, 1992.

*** Total return does not reflect the effect to the shareholder of the applicable redemption fees.

      All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the five year and life of Fund total returns would have been lower.


                                                    SCUDDER LATIN AMERICA FUND 7
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Portfolio Summary
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                                                                October 31, 1999

--------------------------------------------------------------------------------
Geographical
--------------------------------------------------------------------------------

We found a number of attractive investment opportunities in Mexico, which posted the best economic performance of any country in Latin America.

                                  [PIE CHART]

(Excludes 8% Cash Equivalents)
Mexico                   49%
Brazil                   38%
Argentina                 6%
Chile                     3%
Peru                      2%
Other                     2%
-------------------------------
                        100%
-------------------------------

--------------------------------------------------------------------------------
Sectors
--------------------------------------------------------------------------------

Our focus on companies with high levels of free cash flow is the reason for the fund's large weighting in the consumer staples and communications sectors.

                                  [PIE CHART]

(Excludes 8% Cash Equivalents)
Consumer Staples            29%
Communications              25%
Financial                   15%
Energy                      14%
Manufacturing               10%
Consumer Discretionary       5%
Metals & Minerals            2%
-------------------------------
                           100%
-------------------------------


8 SCUDDER LATIN AMERICA FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(63% of Portfolio)                                       The fund's top holdings
                                                         reflect our emphasis on
1.    Petroleo Brasileiro S.A.                            well-managed companies
      Petroleum company in Brazil                              with strong brand
                                                           franchises and stable
2.    Telefonos de Mexico S.A. de C.V.                 rates of earnings growth.
      Telecommunication services in Mexico

3.    Banco Itau S.A.
      Bank in Brazil

4.    Kimberly Clark de Mexico S.A. de C.V.
      Producer of consumer paper products in Mexico

5.    Fomento Economico Mexicano S.A. de C.V.
      Producer of beer, soft drinks and mineral water in Mexico

6.    CIFRA S.A. de C.V.
      Discount retailer in Mexico

7.    Grupo Financiero Inbursa S.A. de C.V. "B"
      Brokerage, insurance, banking and leasing services in Mexico

8.    Companhia Cervejaria Brahma
      Beer producer and distributor in Brazil

9.    Tele Centro Sul Participacoes S.A.
      Provider of local telecommunication services in Brazil

10.   Grupo Continental S.A.
      Producer and distributor of soft drinks, sugar and mineral water in Mexico

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                                                    SCUDDER LATIN AMERICA FUND 9

Portfolio Management Discussion
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                                                                October 31, 1999

Dear Shareholders,

Over the past fiscal year, stock markets in Latin America posted modest gains, albeit with exceptionally high levels of volatility. Stocks plunged last fall in anticipation of a devaluation of the Brazilian real, then staged a massive rally once it became evident that the drop in the currency's value was not causing the disruptions that the market had long feared. The Latin markets rose through mid-May, but a series of unfavorable developments confined the region's major markets to a trading range throughout the final five months of the period. Investors were discouraged by the fact that the region's economy continued to languish, with five of the seven major economies in the midst of a recession as of the end of October. In addition, political noise in Mexico and Chile, concerns about Argentina's dollar peg, and Ecuador's debt default rattled the markets. The nervousness surrounding the U.S. Federal Reserve's interest rate policy and the threat of Y2K also raised the risk premium on equities in Latin America. Stock market liquidity declined through much of the summer and fall as a result, with trading volumes in the major markets stagnant at roughly half of their normal levels.

Against this backdrop, Scudder Latin America Fund returned 10.97% over the twelve-month period ended October 31, 1999, trailing the 23.10% return of its unmanaged benchmark, the IFC Latin America Investable Index. The primary reason for the fund's underperformance was our strategy of focusing on quality names at a time when stocks of lesser quality provided the strongest performance. This phenomenon has occurred not just in Latin America, but in all of the emerging markets. Take Mexico, for instance, where we avoided many of the stocks that provided the biggest boost to the index. We had no investments in the leading banks because our fundamental research indicated that they possessed weak balance sheets, and suffered from lingering problems with non-performing loans. Besides the banks, several highly indebted conglomerates helped propel the IFC Index.


10 SCUDDER LATIN AMERICA FUND

--------------------------------------------------------------------------------

Although our strategy of avoiding such companies hurt our relative performance in the short term, we have little doubt that a focus on quality companies will produce superior returns in the future as it has in the past. Investment Environment

Investment Environment

Almost a year after Brazil's devaluation, Latin America continues to offer a mixed picture for investors. On the positive side, we are seeing a bottom forming in the economic cycle and are expecting an improvement in growth across the region in the year 2000. A key factor in this process is the pickup in commodity prices, which helps increase exports and alleviate the financing burdens of the region's governments. The trend is especially meaningful for Mexico, a large exporter of oil. In Brazil, GDP is expected to contract by less than 1% in 1999, which is well above initial expectations. Inflation, which is running at 8-9%, has not been the problem that was originally anticipated, and interest rates have fallen accordingly. In addition, both Mexico and Brazil have benefited from increasing levels of foreign direct investment. We are also seeing an improvement in consumer spending across the region, a trend that should prove beneficial for the fund's overweight position in consumer stocks. Another distinct positive has been the lack of turmoil surrounding the region's recent elections. Political transitions in Latin America are often chaotic, and have frequently been the source of disruptions in the financial markets. However, neither the Argentine presidential elections nor the Mexican presidential primary produced rhetoric that would indicate that either government is likely to derail the economic reform efforts. The improvements in the region's economic and political environment could have important long-term ramifications for the markets, since local pension funds currently hold a record low percentage of their total assets in equities. With local interest rates falling, many institutional investors are already beginning to reposition their portfolios into equities.


                                                   SCUDDER LATIN AMERICA FUND 11

--------------------------------------------------------------------------------

Despite the presence of these positive factors, several problems continue to affect the region. The most significant imbalances continue to exist in Brazil. The government took the necessary steps to navigate the economy through its exchange rate crisis, but its failure to address Brazil's fundamental structural difficulties has left the country vulnerable to the so-called "twin deficits." The January devaluation of the real has not brought about a significant improvement in the trade deficit, and its Congress has been unwilling to accept short-term pain to address the growing budget deficit. Since the country's savings rate is too low to make up this shortfall, the economy must turn to external sources to finance growth. Many Brazilian companies are dependent on the willingness of capital markets to roll over maturing debt and/or provide additional funds. This dynamic puts pressure on exchange rates and leaves highly leveraged companies extremely vulnerable to shifts in sentiment. Investment Strategy

Investment Strategy

Our strategy is designed to mitigate the effects of these vulnerabilities, and at the same time position the portfolio to capitalize on an upturn in growth. The most important trait we look for in selecting companies is their ability to finance growth internally. Companies that can generate strong, consistent cash flows are not hostage to capital markets during crisis periods. Reflecting this strategy, our holdings in Brazil are concentrated in Petrobras, Banco Itau, and Brahma. For the same reason, telecommunications stocks are also heavily weighted in the portfolio. We've traditionally favored this industry, which stands to benefit from the trend toward privatization and the pent-up demand for telephone systems in the region. We prefer the large, fixed-line names, since they operate in a more favorable competitive environment and have a lower degree of leverage than Brazilian cellular companies. Conversely, we eliminated holdings in the electric utility sectors due to concerns that they were excessively leveraged in relation to their cash flows.


12 SCUDDER LATIN AMERICA FUND

--------------------------------------------------------------------------------

We have also increased the fund's weighting in Mexico, which in our view possesses the strongest underlying economic fundamentals of any country in the region. During the third calendar quarter, we put the majority of the new cash that flowed into the fund in mexican equities. We reestablished an investment in Apasco, the country's second largest cement producer, and added to existing investments in Grupo Carso and Femsa.

Outlook

Looking ahead, we believe that Latin America offers attractive value and favorable growth prospects. Current price levels reflect much of the uncertainty surrounding the political cycle, and we believe that there is room on the upside given the improvement in growth that we see in the year ahead. While concerns about a global credit squeeze remain in place, we feel that the region is in much better shape to withstand an external shock than it was a year ago. In addition, the companies we hold in the portfolio have been battle-tested and have generally emerged stronger than before.

We will continue to concentrate on finding long-term investment opportunities in well-managed companies with steady cash flows. The earnings power of Latin American companies has increased over time, but that fact is often lost on the international investment community due to the ongoing problems in the public sector. As a result, companies with strong fundamentals generally are not afforded the valuations of similar companies in other regions solely because of their address. We believe this anomaly represents an opportunity to build positions in the companies that have demonstrated the ability to manage these risks of location. Although many quality stocks have underperformed in 1999, we are confident that a focus on companies with superior management, excellent returns on capital, balance sheet integrity, and established brand franchises will continue to produce competitive investment returns in the future.


                                                   SCUDDER LATIN AMERICA FUND 13

--------------------------------------------------------------------------------

Sincerely,

Your Portfolio Management Team


/s/ Edmund B. Games, Jr.              /s/ Tara C. Kenney

    Edmund B. Games, Jr.                  Tara C. Kenney


/s/ Paul H. Rogers

    Paul H. Rogers


14 SCUDDER LATIN AMERICA FUND

--------------------------------------------------------------------------------

Scudder Latin America Fund:
A Team Approach to Investing

Scudder Latin America Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits fund investors by bringing together many disciplines and leveraging our extensive resources.

[PHOTO]
Edmund B. Games, Jr.

Lead portfolio manager Edmund B. Games, Jr. has set the fund's investment strategy and overseen its daily operation since the fund was introduced in 1992. Mr. Games joined the Adviser's equity research area in 1960 and has focused on Latin American stocks since 1988.

[PHOTO]
Tara C. Kenney

Portfolio manager Tara C. Kenney assists with the fund's research and investment strategy. Ms. Kenney, who joined the fund's team in 1996, has 11 years of financial industry experience.

[PHOTO]
Paul H. Rogers

Portfolio manager Paul H. Rogers also joined the fund's team in 1996 and is primarily responsible for research on Latin American corporations. Mr. Rogers joined the Adviser in 1994 and has over 11 years of investment experience.


                                                   SCUDDER LATIN AMERICA FUND 15

Glossary of Investment Terms
--------------------------------------------------------------------------------

Currency Devaluation

A significant decline of a currency's value relative to other currencies -- such as the U.S. dollar -- typically resulting from the cessation of a country's central bank intervention in the currency markets. For U.S. investors who are investing overseas, a devaluation of a foreign currency can reduce the total return of their investment.

Fiscal Deficit

The difference between a country's income and its expenditures. Governments generally issue debt to finance this shortfall. A low rate of savings in a debtor nation means that investment from foreign sources will be required.

Fundamental Research

Analysis of companies based on the projected impact of management, products, sales, and earnings on their balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

Liquidity

A characteristic of an investment or an asset referring to the ease of convertibility into cash within a reasonably short period of time. A stock that is liquid has enough shares outstanding and a substantial enough market capitalization to allow large purchases and sales to occur without causing a significant move in its market price as a result.

Trade Deficit

The difference between the value of goods and services a country imports and the value of goods and services it exports. A deficit exists when the value of imports is greater than the value of exports. Such a condition is often considered to be a negative factor for the strength of the currency, since a deficit implies weaker demand for the currency of the country in question relative to its trading partners.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


16 SCUDDER LATIN AMERICA FUND

Investment Portfolio                                      as of October 31, 1999
--------------------------------------------------------------------------------
                                                         Principal      Market
                                                         Amount ($)    Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 3.8%
--------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette
  dated 10/29/1999 at 5.2%, to be repurchased at
  $17,232,464 on 11/1/1999, collateralized by a
  $17,242,000 U.S. Treasury Inflationary Index Note,                 -----------
  3.625%, 1/15/2008 (Cost $17,225,000) ................  17,225,000   17,225,000
                                                                     -----------

--------------------------------------------------------------------------------
Short-Term Notes 4.4%
--------------------------------------------------------------------------------
Federal Home Loan Bank, 5.234%**, 11/1/1999                          -----------
  (Cost $20,000,000) ..................................  20,000,000   20,000,000
                                                                     -----------

                                                           Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 91.8%
--------------------------------------------------------------------------------
Argentina 5.5%
BI S.A. "A" (Venture capital company) (b) ............    3,000,000    2,250,000
Nobleza Piccardo S.A. (Tobacco company) ..............      977,177    1,857,491
Quilmes Industrial S.A. (Leading beer distributor) ... 922,443 7,494,849 Telecom Argentina S.A. "B" (ADR) (Telecommunication
   services) .........................................      300,000    8,250,000
Telefonica de Argentina S.A. "B" (ADR)
   (Telecommunication services) ......................      200,000    5,125,000
                                                                      ----------
                                                                      24,977,340
                                                                      ----------
Brazil 34.6%
Banco Itau S.A. (pfd.) (Bank) ........................  560,046,000   32,199,770
Companhia Cervejaria Brahma (pfd.) (ADR)
   (Beer producer and distributor) ...................       50,000      625,000
Companhia Cervejaria Brahma (pfd.) ...................   30,014,569   19,182,823
Companhia Siderurgica Nacional (ADR) (Manufacturer
   and distributor of steel and tin mill products) ...       60,800    1,615,000
Companhia Vale do Rio Doce (pfd.) (ADR) (Mining, rail
   transportation, and mineral sales in iron ore,
   aluminum, manganese, titanium, gold, & copper) ....      150,000    2,985,938
Lojas Americanas S.A.(Discount department
   store chain) ......................................  268,156,807      272,562
Perdigao S.A. (pfd.) (Producer of meat products) .....2,000,650,000    2,772,975
Petrobras Distribuidora S.A. (pfd.) (Distributor
   of petroleum derivatives, natural gas
   and alcohol) ......................................  300,200,000    2,724,608
Petroleo Brasileiro S.A. (pfd.) (Petroleum company) ..  342,000,000   54,512,834
Sadia S.A. (pfd.) (Producer of meat products) ........    4,003,770    2,630,814

    The accompanying notes are an integral part of the financial statements.


                                                   SCUDDER LATIN AMERICA FUND 17

--------------------------------------------------------------------------------
                                                                        Market
                                                           Shares      Value ($)
--------------------------------------------------------------------------------
Sao Carlos Empreendimentos* (Real estate developer) .. 370,256,807 571,161 Souza Cruz S.A. (Holding company for cigarettes and
   tobacco products) .................................      450,200    2,576,863
Tele Centro Sul Participacoes S.A. (pfd.) (ADR)
   (Provider of local telecommunication services) ....      265,000   15,833,750
Tele Norte Leste Participacoes S.A. (pfd.) (ADR)
   (Provider of local telecommunication services) ....      670,000   11,306,250
Telecomunicacoes do Parana S.A. (pfd.)
   (Telecommunication services) ......................   30,004,986    6,084,173
                                                                     -----------
                                                                     155,894,521
                                                                     -----------
Chile 2.5%
Companhia Cervecerias Unidas S.A.(ADR) (Bottler
   and distributor of beer, soft drinks, wine,
   and mineral water) ................................      353,400    7,708,538
Compania de Telecomunicaciones de Chile, S.A. "A"
   (ADR) (New) (Telecommunication services) ..........      100,541    1,677,778
Embotelladora Andina S.A. "B" (ADR) (Distributor
   of Coca-Cola soft drinks) .........................       43,400      558,775
Santa Isabel S.A. (ADR)* (Supermarket chain) .........      185,200    1,481,600
                                                                     -----------
                                                                      11,426,691
                                                                     -----------
Colombia 1.0%
Bavaria S.A. (Beer producer and distributor) .........    1,065,736    3,537,578
Colombiana de Tabaco S.A. (Tobacco producer) .........      907,271      967,019
                                                                     -----------
                                                                       4,504,597
                                                                     -----------
Mexico 45.0%
Apasco, S.A. de C.V. (Cement producer) ...............      264,000    1,401,770
CIFRA S.A. de C.V. "C"* (Discount retailer) ..........   15,004,000   22,962,915
Fomento Economico Mexicano S.A. de C.V. (ADR)
   (Producer of beer, soft drinks and mineral water) . 700,000 22,968,750 Grupo Azucarero Mexico S.A de C.V.* (Processor and
   refiner of cane sugar and molasses) ...............    2,164,015      197,138
Grupo Carso S.A. de C.V. "A"* (Diversified
   industrial group) .................................    3,007,000   12,616,564
Grupo Continental S.A. (Producer and distributor
   of soft drinks, sugar and mineral water) ..........   13,293,500   14,947,402
Grupo Embotelladora Unidas S.A. de C.V. "B"
   (Soft drink producer and marketer) (b) ............    1,919,134    2,593,478
Grupo Financiero Inbursa S.A. de C.V. "O"
   (Brokerage, insurance, banking, and leasing
   services) .........................................    6,200,000   21,495,055
Grupo Industrial Bimbo S.A. de C.V. "A" (Producer
   of bread and other baked goods) ...................    3,888,000    7,140,481
Grupo Industrial Maseca S.A. de C.V. (ADR) (Food
   producer) .........................................    1,100,200    7,563,874
Grupo Industrial Saltillo S.A. de C.V. "B"
   (Manufacturer of steel products and auto parts) ...       48,000      125,185

    The accompanying notes are an integral part of the financial statements.


18 SCUDDER LATIN AMERICA FUND

--------------------------------------------------------------------------------
                                                                        Market
                                                           Shares      Value ($)
--------------------------------------------------------------------------------
Kimberly Clark de Mexico S.A. de C.V. "A"
   (Producer of consumer paper products) .............    8,200,000   26,294,638
Panamerican Beverages Inc. "A" (Soft drink
   bottler) ..........................................      225,800    3,626,913
Pepsi-Gemex S.A. "B"* (Soft drink bottler) (b) .......    6,544,500    1,762,461
Telefonos de Mexico S.A. de C.V. "L" (ADR)
   (Telecommunication services) ......................      615,000   52,582,500
Tubos de Acero de Mexico S.A. (ADR) (Manufacturer
   of various types of pipes, casings and tubing) ....      410,800    4,493,125
                                                                     -----------
                                                                     202,772,249
                                                                     -----------
Panama 1.4%
Banco Latinoamericano de Exportaciones S.A. "E"
   (ADR) (Bank) ......................................      255,700    6,120,819
                                                                     -----------
Peru 1.8%
Embotellador Latinoamericana S.A. "T" (Soft drink
   bottler and distributor) ..........................    3,108,898      704,541
Telefonica del Peru S.A. "B" (ADR)
   (Telecommunication services) ......................      130,000    1,503,125
Union de Cervecerias Backus & Johnston S.A. "T"
   (Beer producer) ...................................   16,392,499    6,066,071
                                                                     -----------
                                                                       8,273,737
                                                                     -----------
--------------------------------------------------------------------------------
Total Common Stocks (Cost $401,556,247)                              413,969,954
--------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $438,781,247) (a)          451,194,954
--------------------------------------------------------------------------------

*     Non-income producing security.

**    Annualized yield at time of purchase, not a coupon rate.

(a) The cost for federal income tax purposes was $439,737,061. At October 31, 1999, net unrealized appreciation for all securities based on tax cost was $11,457,893. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $62,307,783 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $50,849,890.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $6,605,939 (1.47% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at October 31, 1999 aggregated $17,036,370. These securities may also have certain restrictions as to resale.

    The accompanying notes are an integral part of the financial statements.


                                                   SCUDDER LATIN AMERICA FUND 19

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of October 31, 1999
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments, at market (identified cost $438,781,247) ..          $  451,194,954
Cash ...................................................                     839
Foreign currency holdings, at market
  (identified cost $168,363) ...........................                 168,227
Receivable for investments sold ........................               1,268,745
Receivable for Fund shares sold ........................                 548,001
Dividends and interest receivable ......................               2,442,382
Other assets ...........................................                   3,170
                                                                  --------------
Total assets ...........................................             455,626,318

Liabilities
--------------------------------------------------------------------------------
Payable for investments purchased ......................               4,752,924
Payable for Fund shares redeemed .......................                 713,619
Accrued management fee .................................                 467,063
Other payables and accrued expenses ....................                 730,915
                                                                  --------------
Total liabilities ......................................               6,664,521
--------------------------------------------------------------------------------
Net assets, at market value                                       $  448,961,797
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ....................                 585,628
Net unrealized appreciation (depreciation) on:
  Investments ..........................................              12,413,707
  Foreign currency related transactions ................               (665,772)
Accumulated net realized gain (loss) ...................            (29,528,958)
Paid-in capital ........................................             466,157,192
--------------------------------------------------------------------------------
Net assets, at market value ............................          $  448,961,797
--------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share
   ($448,961,797 / 22,499,642 shares of capital stock
   outstanding, $.01 par value, 100,000,000 shares                --------------
   authorized) .........................................          $        19.95
                                                                  --------------

    The accompanying notes are an integral part of the financial statements.


20 SCUDDER LATIN AMERICA FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Operations for the year ended October 31, 1999
--------------------------------------------------------------------------------

Investment Income (Loss)
--------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld
of $1,261,139) .........................................         $   15,871,274
Interest ...............................................              1,308,745
                                                                 --------------
                                                                     17,180,019
                                                                 --------------
Expenses:
Management fee .........................................              6,006,448
Services to shareholders ...............................              1,987,774
Custodian and accounting fees ..........................              1,015,777
Directors' fees and expenses ...........................                 49,568
Reports to shareholders ................................                136,076
Auditing ...............................................                 97,351
Legal ..................................................                 18,634
Registration fees ......................................                 64,976
Other ..................................................                 54,979
                                                                 --------------
                                                                      9,431,583
-------------------------------------------------------------------------------
Net investment income (loss)                                          7,748,436
-------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ............................................            (26,494,627)
Foreign currency related transactions
   (including CPMF tax of $403,992) ....................             (4,212,767)
                                                                 --------------
                                                                    (30,707,394)
                                                                 --------------
Net unrealized appreciation (depreciation)
during the period on:
Investments ............................................             69,345,257
Foreign currency related transactions ..................               (626,800)
                                                                 --------------
                                                                     68,718,457
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                           38,011,063
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                        $   45,759,499
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                                                   SCUDDER LATIN AMERICA FUND 21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                           Years Ended October 31,
Increase (Decrease) in Net Assets                           1999            1998
------------------------------------------------------------------------------------
Operations:
Net investment income ............................   $    7,748,436   $   10,839,107
Net realized gain (loss) from investment
   transactions ..................................      (30,707,394)      14,336,304
Net unrealized appreciation (depreciation) on
   investment transactions during the period .....       68,718,457     (162,701,347)
                                                     --------------   --------------
Net increase (decrease) in net assets resulting
   from operations ...............................       45,759,499     (137,525,936)
                                                     --------------   --------------
Distributions to shareholders from:
Net investment income ............................       (9,206,695)      (8,553,580)
                                                     --------------   --------------
Net realized gains ...............................      (15,934,116)     (39,004,290)
                                                     --------------   --------------
Fund share transactions:
Proceeds from shares sold ........................      264,196,798      312,261,907
Net asset value of shares issued to shareholders
   in reinvestment of distributions ..............       23,977,201       45,271,596
Cost of shares redeemed ..........................     (363,449,884)    (551,385,752)
                                                     --------------   --------------
Net increase (decrease) in net assets from Fund
   share transactions ............................      (75,275,885)    (193,852,249)
                                                     --------------   --------------
Increase (decrease) in net assets ................      (54,657,197)    (378,936,055)
Net assets at beginning of period ................      503,618,994      882,555,049
Net assets at end of period (including
   undistributed net investment income of            --------------   --------------
   $585,628 and $6,245,279, respectively) ........   $  448,961,797   $  503,618,994
                                                     --------------   --------------
Other Information
------------------------------------------------------------------------------------
Increase (decrease) in Fund shares
Shares outstanding at beginning of period ........       26,476,730       35,131,733
                                                     --------------   --------------
Shares sold ......................................       13,356,309       13,655,806
Shares issued to shareholders in reinvestment of
   distributions .................................        1,363,891        1,743,227
Shares redeemed ..................................      (18,697,288)     (24,054,036)
                                                     --------------   --------------
Net increase (decrease) in Fund shares ...........       (3,977,088)      (8,655,003)
                                                     --------------   --------------
Shares outstanding at end of period ..............       22,499,642       26,476,730
                                                     --------------   --------------

     The accompanying notes are an integral part of the financial statements


22 SCUDDER LATIN AMERICA FUND

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

----------------------------------------------------------------------------------------------------------
Years Ended October 31,                      1999(a)    1998(a)    1997(a)    1996(a)        1995
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $19.02     $25.12     $20.63     $16.22        $24.44
                                             -------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                         .31        .34        .26        .25           .09
  Net realized and unrealized gain
  (loss) on investment transactions            1.63      (5.05)      4.49       4.30         (7.62)
                                             -------------------------------------------------------------
  Total from investment operations             1.94      (4.71)      4.75       4.55         (7.53)
Less distributions from:
  Net investment income                        (.37)      (.25)      (.26)      (.15)           --
  Net realized gains on investment
  transactions                                 (.64)     (1.14)        --         --          (.73)
                                             -------------------------------------------------------------
  Total distributions                         (1.01)     (1.39)      (.26)      (.15)         (.73)
Redemption fees (b)                              --         --         --        .01           .04
Net asset value, end of period               $19.95     $19.02     $25.12     $20.63        $16.22
                                             =============================================================
Total Return (%)                              10.97     (20.23)     23.25      28.31(c)     (30.96)(c)(d)

Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)          449        504        883        622           519
Ratio of operating expenses, net, to
average daily net assets (%)                   1.96       1.87       1.89       1.96          2.08
Ratio of operating expenses, before
expense reductions, to average daily
net assets (%)                                 1.96       1.87       1.89       1.96          2.11
Ratio of net investment income to
average daily net assets (%)                   1.61       1.45        .98       1.32           .52
Portfolio turnover rate (%)                    48.4       43.6       41.8       22.4          39.5

(a)   Based on monthly average shares outstanding during the period.

(b) Until September 5, 1996, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 2% was assessed and retained by the Fund for the benefit of the remaining shareholders.

(c) Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.

(d)   Total returns would have been lower had certain expenses not been reduced.


                                                   SCUDDER LATIN AMERICA FUND 23

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                October 31, 1999

A. Significant Accounting Policies

Scudder Latin America Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents, approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities


24 SCUDDER LATIN AMERICA FUND

--------------------------------------------------------------------------------

denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 1999, the Fund had a net tax basis capital loss carryforward of approximately $28,573,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2007.

The Fund is subject to a .38% Contribuicao Provisoria sobre Movimentacoes Financieras (CPMF) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.


                                                   SCUDDER LATIN AMERICA FUND 25

--------------------------------------------------------------------------------

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in passive foreign investment companies and investments in certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended October 31, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $217,536,998 and $313,908,898, respectively.

C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1.25% of the first $1 billion of the Fund's average daily net assets and 1.15% of such assets in excess of $1 billion, computed and accrued daily and payable monthly. For the year ended October 31, 1999, the fee pursuant to this Agreement aggregated $6,006,448, which was equivalent to an annual effective rate of 1.25% of the Fund's average daily net assets.


26 SCUDDER LATIN AMERICA FUND

--------------------------------------------------------------------------------

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended October 31, 1999, the amount charged to the Fund by SSC aggregated $1,561,096, of which $231,752 is unpaid at October 31, 1999.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended October 31, 1999, the amount charged to the Fund by STC aggregated $41,868, of which $10,485 is unpaid at October 31, 1999.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1999, the amount charged to the Fund by SFAC aggregated $263,036, of which $40,302 is unpaid at October 31, 1999.

The Fund pays each of its Directors not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the year ended October 31, 1999, Directors' fees and expenses aggregated $49,568.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the year ended October 31, 1999, the Special Servicing Agreement expense charged to the Fund amounted to $272.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to


                                                   SCUDDER LATIN AMERICA FUND 27

--------------------------------------------------------------------------------

government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

E. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.


28 SCUDDER LATIN AMERICA FUND

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors of Scudder International Fund, Inc. and the Shareholders of Scudder Latin America Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Latin America Fund (the "Fund") at October 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
December 10, 1999


                                                   SCUDDER LATIN AMERICA FUND 29

Tax Information
--------------------------------------------------------------------------------
                                                                October 31, 1999

The Fund paid distributions of $0.64 per share from net long-term capital gains during its year ended October 31, 1999, of which 100% represents 20% rate gains.

The Fund paid foreign taxes of $1,261,139 and earned $9,173,760 of foreign source income during the year ended October 31, 1999. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.06 per share as foreign taxes paid and $0.41 per share as income earned from foreign sources for the year ended October 31, 1999.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.


30 SCUDDER LATIN AMERICA FUND

Officers and Directors
--------------------------------------------------------------------------------

Nicholas Bratt*
 o  President

Sheryle J. Bolton
 o  Director; Chief Executive Officer,
    Scientific Learning Corporation

William T. Burgin
 o  Director; General Partner,
    Bessemer Venture Partners

Keith R. Fox
 o  Director; Private Equity
    Investor

William H. Luers
 o  Director; Chairman and President,
    U.N. Association of America

Kathryn L. Quirk*
 o  Director, Vice President and
    Assistant Secretary

Joan E. Spero
 o  Director; President, Doris Duke
    Charitable Foundation

Thomas J. Devine
 o  Honorary Director; Consultant

William H. Gleysteen, Jr.
 o  Honorary Director; Consultant;
    Guest Scholar, Brookings
    Institution

Wilson Nolen
 o  Honorary Director; Consultant

Robert G. Stone, Jr.
 o  Honorary Director;
    Chairman Emeritus and Director, Kirby
    Corporation

Elizabeth J. Allan*
 o  Vice President

Irene T. Cheng*
 o  Vice President

Joyce E. Cornell*
 o  Vice President

Susan E. Dahl*
 o  Vice President

Philip S. Fortuna*
 o  Vice President

Carol L. Franklin*
 o  Vice President

Edmund B. Games, Jr.*
 o  Vice President

Theresa Gusman*
 o  Vice President

Ann M. McCreary*
 o  Vice President

Sheridan P. Reilly*
 o  Vice President

Shahram Tajbakhsh*
 o  Vice President

John Millette*
 o  Vice President and Secretary

John R. Hebble*
 o  Treasurer

Richard W. Desmond*
 o  Assistant Secretary

Caroline Pearson*
 o  Assistant Secretary

*Scudder Kemper Investments, Inc.


                                                   SCUDDER LATIN AMERICA FUND 31

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds[
--------------------------------------------------------------------------------

Money Market
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
   Prime Reserve Shares*
   Premium Shares*
   Managed Shares*
  Scudder Government Money Market
   Series -- Managed Shares*

Tax Free Money Market+
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market
   Series -- Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term
   Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**

U.S. Income
  Scudder Short Term Bond Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio

U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
Value
  Scudder Large Company Value Fund
  Scudder Value Fund***
  Scudder Small Company Value Fund
  Scudder Micro Cap Fund

Growth
  Scudder Classic Growth Fund***
  Scudder Large Company Growth Fund
  Scudder Select 1000 Growth Fund
  Scudder Development Fund
  Scudder 21st Century Growth Fund

Global Equity
Worldwide
  Scudder Global Fund
  Scudder International Value Fund
  Scudder International Growth and
   Income Fund
  Scudder International Fund++
  Scudder International Growth Fund
  Scudder Global Discovery Fund***
  Scudder Emerging Markets Growth Fund
  Scudder Gold Fund
Regional
  Scudder Greater Europe Growth Fund
  Scudder Pacific Opportunities Fund
  Scudder Latin America Fund
  The Japan Fund, Inc.

Industry Sector Funds
Choice Series
  Scudder Financial Services Fund
  Scudder Heath Care Fund
  Scudder Technology Fund
Preferred Series
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small Company Fund


32 SCUDDER LATIN AMERICA FUND

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
  Traditional IRA
  Roth IRA
  SEP-IRA
  Keogh Plan
  401(k), 403(b) Plans
  Variable Annuities
   Scudder Horizon Plan**[[
   Scudder Horizon Advantage**[[[
Education Accounts
  Education IRA
  UGMA/UTMA

--------------------------------------------------------------------------------
Closed-End Funds#
--------------------------------------------------------------------------------
The Argentina Fund, Inc.
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

[ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*     A class of shares of the fund.

**    Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

[[ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

[[[ A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.


                                                   SCUDDER LATIN AMERICA FUND 33

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

Convenient ways to invest, quickly and reliably

      Automatic Investment Plan
      A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

      Automatic Dividend Transfer
      The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

      QuickBuy
      Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

      Payroll Deduction and Direct Deposit
      Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

      * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions

      Scudder Automated Information Line: SAIL(TM) -- 1-800-343-2890 Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

      Scudder's Web Site -- www.scudder.com
      Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.


34 SCUDDER LATIN AMERICA FUND
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1-800-SCUDDER                                                    www.scudder.com

Retirees and those who depend on investment proceeds bank for living expenses each can enjoy these convenient, timely, andreliable automated withdrawal programs

      Automatic Withdrawal Plan
      You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.

      Distributions Direct
      Automatically deposits your fund distributions into the account you designate within three business days after distribution is paid.

      QuickSell
      Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services

      Call a Scudder representative at
      1-800-SCUDDER

      Or visit our Web site at
      www.scudder.com

Please address all written correspondence to

      The Scudder Funds
      PO Box 2291
      Boston, Massachusetts
      02107-2291


                                                   SCUDDER LATIN AMERICA FUND 35

SCUDDER
INVESTMENTS(SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Financial Services Group

About the Fund's Adviser

      Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

      Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

      Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

      This information must be preceded or accompanied by a current prospectus.

      Portfolio changes should not be considered recommendations for action by individual investors.